                                                                     Exhibit 23

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports dated May 9, 1997, (except with respect to the matter discussed in Note 10, as to which the date is June 13, 1997) included in this annual report on Form 10-K, into the Company's previously filed Registration Statements No.'s 33-18793 and 33-36630.


                                              ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 26, 1997